Exhibit A

                                 AIRPLANES GROUP
    Report to Certificateholders - All numbers in US$ unless otherwise stated

          Payment Date: 15 July, 1998.
          Calculation Date: 09 July, 1998.
(i)  ACCOUNT ACTIVITY SUMMARY (Between Calculation Dates)

                                         Prior Balance        Deposits         Withdrawals         Balance on
                                                                                                Calculation Date
 ------------------------------------------------------- ------------------ ------------------ -----------------
                                            9-Jun-98                                               9-Jul-98

 Lessee Funded Account                              0.00               0.00             (0.00)             0.00
 Expense Account (note ii)                  3,209,193.83      14,720,912.28    (15,103,821.36)     2,826,284.75
 Collection Account (note iii)            232,574,888.25      50,859,720.16    (59,088,423.25)   224,346,185.16
                                          -------------- ------------------ ------------------ ----------------
  -  Miscellaneous Reserve                 40,000,000.00                                          40,000,000.00
  -  Maintenance Reserve                   80,000,000.00                                          80,000,000.00
  -  Security Deposit                      54,422,465.00                                          53,486,465.00
  -  Other Collections                     58,152,423.25                                          50,859,720.16
                                          -------------- ------------------ ------------------ ----------------
 Total                                    235,784,082.08      65,580,632.44    (74,192,244.61)   227,172,469.91

(ii) ANALYSIS OF EXPENSE ACCOUNT ACTIVITY

Balance on preceding Calculation Date (Jun 09,1998)            3,209,193.83
Transfer from Collection Account (previous Payment            14,694,280.63
Date)
Interest Earned during period                                     26,631.65
 Payments during period between prior Calculation Date
 and the relevant Calculation Date:
 - Payments on previous Payment Date                          (2,455,684.72)
 - Other payments                                            (12,648,136.64)
                                                             --------------
Balance on relevant Calculation Date (July 09, 1998)           2,826,284.75


(iii)ANALYSIS OF COLLECTION ACCOUNT ACTIVITY

 Balance on preceding Calculation Date (Jun 09, 1998)        232,574,888.25
 Collections during period                                    50,655,808.82
 Swap receipts (previous Payment Date)                           203,911.34
 Transfer to Expense Account (previous Payment Date)         (14,694,280.63)
 Net transfer to Lessee Funded Accounts
 Aggregate Certificate Payments (previous Payment            (44,088,423.25)
 Date)
 Swap payments (previous Payment Date)                          (305,719.37)
                                                            ---------------
Balance on relevant Calculation Date (July 09, 1998)         224,346,185.16


                                 AIRPLANES GROUP
    Report to Certificateholders - All numbers in US$ unless otherwise stated

(iii)ANALYSIS OF COLLECTION ACCOUNT ACTIVITY (Cont'd)

              ANALYSIS OF CURRENT PAYMENT DATE DISTRIBUTIONS

NOTE:
Collections includes Proceeds from sale of  one
B737-200A.

         Priority of Payments
      (i)Required Expense Amount                           15,000,000.00
     (ii)a) Class A Interest                               11,372,826.03
         b) Swap Payments                                     368,424.62
    (iii)First Collection Account Top-up                  120,000,000.00
     (iv)Minimum Hedge Payment                                380,500.00
      (v)Class A Minimum Principal                                  0.00
     (vi)Class B Interest                                   1,728,676.49
    (vii)Class B Minimum Principal                          1,560,524.68
   (viii)Class C Interest                                   2,534,650.00
     (ix)Class D Interest                                   3,625,000.00
      (x)Second Collection Account Top-up                  52,747,447.00
     (xi)Class A Principal Adjustment Amount                        0.00
    (xii)Class C Scheduled Principal                          900,000.00
   (xiii)Class D Scheduled Principal                                0.00
    (xiv)Modification Payments                                      0.00
     (xv)Soft Bullet Note Step-up Interest                          0.00
    (xvi)Class E Minimum Interest                             492,684.17
   (xvii)Supplemental Hedge Payment                           380,500.00
  (xviii)Class B Supplemental Principal                             0.00
    (xix)Class A Supplemental Principal                    16,081,236.92
     (xx)Class D Outstanding Principal                              0.00
    (xxi)Class C Outstanding Principal                              0.00
   (xxii)Class E Supplemental Interest                              0.00
  (xxiii)Class B Outstanding Principal                              0.00
   (xxiv)Class A Outstanding Principal                              0.00
    (xxv)Class E Accrued Unpaid Interest                            0.00
   (xxvi)Class E Outstanding Principal                              0.00
  (xxvii)Charitable Trust                                           0.00
                                                         ---------------
Total Payments with respect to Payment Date               227,172,469.91
  Less Collection Account Top-Ups ((iii) and (x)above)   (172,747,447.00)
                                                         ---------------
                                                           54,425,022.91
                                                         ===============



                                 AIRPLANES GROUP
    Report to Certificateholders - All numbers in US$ unless otherwise stated




(iv)  PAYMENT ON THE CERTIFICATES

(a)  FLOATING RATE CERTIFICATES

                                                        A-4              A-6              A-7               A-8            Class B

Applicable LIBOR                                     5.65625%         5.65625%         5.65625%          5.65625%           5.65625%
Applicable Margin                                    0.62000%         0.34000%         0.26000%          0.37500%           0.75000%
Applicable Interest Rate                             6.27625%         5.99625%         5.91625%          6.03125%           6.40625%
Interest Amount Payable                          1,046,041.67     4,096,940.61     2,711,614.58      3,518,229.17       1,728,676.49
Step Up Interest Amount                                  0.00             0.00             0.00              0.00               0.00

Opening Principal Balance                      200,000,000.00   819,900,560.73   550,000,000.00    700,000,000.00     323,810,620.49
Minimum Principal Payment Amount                         0.00             0.00             0.00              0.00       1,560,524.68
Adjusted Principal Payment Amount                        0.00             0.00             0.00              0.00               0.00
Supplemental Principal Payment Amount                    0.00    16,081,236.92             0.00              0.00               0.00
Total Principal Distribution Amount                      0.00    16,081,236.92             0.00              0.00       1,560,524.68
Redemption Amount
 - amount allocable to principal                         0.00             0.00             0.00              0.00               0.00
 - premium allocable to premium                          0.00             0.00             0.00              0.00               0.00
                                               --------------   --------------   --------------    --------------     --------------
Outstanding Principal Balance (July 15,1998)   200,000,000.00   803,819,323.81   550,000,000.00    700,000,000.00     322,250,095.81

(b)  FIXED RATE CERTIFICATES
                                                      Class C           Class D
Applicable Interest Rate                               8.1500%          10.8750%
Interest Amount Payable                           2,534,650.00      3,625,000.00

Opening Principal Balance                       373,200,000.00    400,000,000.00
Scheduled Principal Payment Amount                  900,000.00              0.00
Redemption Amount
 - amount allocable to principal                          0.00              0.00
 - amount allocable to premium                            0.00              0.00
Actual Pool Factor                                   0.9928000         1.0000000
                                                --------------    --------------
Outstanding Principal Balance (July 15, 1998)   372,300,000.00    400,000,000.00

Table of rescheduled Pool Factors                          n/a               n/a
  in the event of a partial redemption

                                 AIRPLANES GROUP
    Report to Certificateholders - All numbers in US$ unless otherwise stated


(v) FLOATING RATE CERTIFICATE INFORMATION FOR NEXT INTEREST ACCRUAL PERIOD (Aggregate Amounts)

                              A-4       A-6       A-7        A-8        Class B
Applicable LIBOR            5.65625%  5.65625%  5.65625%   5.65625%     5.65625%
Applicable Margin           0.62000%  0.34000%  0.26000%   0.37500%     0.75000%
Applicable Interest Rate    6.27625%  5.99625%  5.91625%   6.03125%     6.40625%

(vi) CURRENT PERIOD PAYMENTS (Per $100,000 Initial Outstanding Principal Balance of Certificates)

(a)    FLOATING RATE CERTIFICATES

                                A-4      A-6       A-7        A-8       Class B

Opening Principal Amount    2,000.00  8,199.01  5,500.00   7,000.00     3,238.11
Total Principal Payments        0.00    160.81      0.00       0.00        15.61
                            --------  --------  --------   --------     --------
Closing Outstanding
  Principal Balance         2,000.00  8,038.19  5,500.00   7,000.00     3,222.50

Total Interest                 10.46     40.97     27.12      35.18        17.29
Total Premium                   0.00      0.00      0.00       0.00         0.00


(b)    FIXED RATE
       CERTIFICATES
                                                     Class C          Class D

       Opening Principal Amount                     3,732.00         4,000.00
       Total Principal Payments                         9.00             0.00
                                                    --------         --------
       Outstanding Principal                        3,723.00         4,000.00
       Balance

       Total Interest                                  25.35            36.25
       Total Premium                                    0.00             0.00